SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               January 24, 2001
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                           Primex Technologies, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Virginia

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                (State or other jurisdiction of incorporation)

           0-28942                                  06-1458069
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 (Commission File Number)               (IRS Employer Identification No.)

10101 Ninth Street North, St. Petersburg, FL        33716-3807
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  (Address of principal executive offices)          (Zip Code)

                                (727) 578-8100
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             (Registrant's telephone number, including area code)

                                     None

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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                                                                             2

Item 5. Other Events.


     On January 24, 2001 the Registrant issued a press release announcing that its shareholders had approved the merger with General Dynamics Corporation at a Special Meeting of Shareholders held that morning.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.                  Description
-----------                  -----------

99.1                Press release dated January 24, 2001
                    announcing that shareholders of Primex
                    approved the merger between Primex and
                    General Dynamics Corporation.

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                                                                             3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRIMEX TECHNOLOGIES, INC.

Date:  January 24, 2001                 By  /s/ George H. Pain
                                            ------------------
                                        Name:  George H. Pain
                                        Title: Vice President, General
                                               Counsel and Secretary

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                                                                             4

                                 EXHIBIT INDEX


The following exhibits are filed herewith:

Exhibit No.                  Description
-----------                  -----------

99.1                Press release dated January 24, 2001
                    announcing that shareholders of Primex
                    approved the merger between Primex and
                    General Dynamics Corporation.